FIRST HARVEST ISSUES SHAREHOLDER UPDATE

Highlights Recent Developments, Milestones and New Business Opportunities.

TAMPA, FL – (Marketwired) – September 20, 2017 – First Harvest Corp. (OTC PINK: HVST) (the “Company” or “First Harvest”), a technology, media and mobile gaming platform announced today it is moving forward on its plans to launch an updated version of its mobile gaming app, Hemp Inc, as well as the implementation of its Ufly delivery app in Florida and California this fall and the development of its recently acquired gaming software, SportXction®.

The Company also announced it was flagged by the OTC Markets Group (the “OTC”) for promotional activities and labeled with Caveat Emptor. The Company became aware of unauthorized, third-party promotional activities on Wednesday, September 13, 2017, which may have encouraged trading activity in the Company’s stock. Neither the Company nor any of its affiliates solicited or paid for the third-party reports, and the Company has been in communication with the OTC regarding this matter. First Harvest understands that this is a safety measure for the OTC to enact with intentions to protect the investing public.

First Harvest confirms it is fully compliant with its current reporting requirements. The Company also confirms it is not involved in any type of stock promotion activities outside of the normal course of business. The Company has previously engaged the following firms for investor relations, marketing and related services: the Bowdoin Group, CFN Media, Hayden Group and iBoss Advertising. The Company has previously sold restricted shares of its common stock to investors at a discount to the market price, and all of these shares remain restricted and unavailable for resale. The Company believes some of the statements made in the unauthorized, third-party promotional activities may be misleading to investors.

The Company believes it is moving forward on its business plan, as evidenced by the progress on its technology commercialization and milestones:

●	Hemp Inc - mobile gaming app’s recent ranking as high as the #1 Strategy Game on the iTunes App Store in multiple countries. The Company is preparing to launch an updated version of the game in the fall, and anticipates making additional announcements regarding celebrity game-endorsements, IP development and an expanded mobile gaming portfolio;

●	Ufly - delivery app technology development completed and scheduled for a beta launch in Florida in October 2017. The proprietary technology was developed in-house and is owned by the Company. The Company intends for a larger roll-out in other legal cannabis states and believes this can be a game-changing technology for a fragmented business model within the cannabis industry. Learn more about the Ufly app at the following demonstration video (click here) and enter the password ‘flywithus’;

●	Cannavoices – Creating tie-ins with other Company apps for the member-based social media platform and incorporate advertisers across platforms;

●	SportXction - real-time, interactive software system which allows a user to make play-by-play wagers on a sporting event while the event is in progress. Wagering may be conducted online while viewing a live sporting event. The SportXction System accepts wagers not only on the outcome of the sporting event, but also on discrete parts of the event and on specific in-game situations for such sports as soccer, football, baseball, basketball, golf, tennis, rugby, cricket, among many others. The Company believes this has application within its mobile games under development, but also has a large European market for legalized gambling;

●	London Stock Exchange AIM Market (“AIM”) - To broaden its investor base, the Company intends to move forward with a dual-listing. The Company has appointed London-based legal counsel and financial advisors, and it has been accepted by Beaumont Cornish Ltd. to act as its Nominated Advisor and Broker (“Nomad”), as required for listing on the AIM. Further, the Company is working to be qualified on the AIM as an Enterprise Investment Scheme (“EIS”), which grants federal tax relief as an incentive for investment in emerging growth companies. The EIS grants 30% of what the investor pays for the shares as a credit to reduce the investor’s individual income tax owed for the year the shares are purchased;

●	The Company is exploring opportunities to expand a suite of mobile games and apps that may or may not be cannabis related, but target similar audience demographics as Hemp Inc and Cannavoices. The Company may explore these opportunities through the acquisition of operating companies, asset purchases or internal development.

“We believe there is significant interest in the Company given our recent success,” said Kevin Gillespie, First Harvest’s Chief Executive Officer. “Our goal is to build value in the Company through the commercialization of technology and build long-term value for our shareholders.”

All authorized information regarding the Company can be found in the reports it files with the Securities and Exchange Commission (the “SEC”) and/or the press releases issued by the Company. The reports, statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E, Washington, D.C. 20549. The Company’s filings are also available to the public through the SEC’s website at www.sec.gov. In addition, copies of press releases issued by the Company can be found at the Company’s website at www.FirstHarvestCorp.com.

About First Harvest, Corp.

First Harvest, Corp. (OTCQB: HVST), is a technology, media and mobile gaming platform with a focus on the cannabis industry. This ecosystem spans mobile gaming, digital and social media, e-commerce sales and education. The Company’s business platforms include: (1) Hemp Inc, a business strategy, role-playing mobile gaming app with a focus on the modern cannabis culture; (2) CannaVoices, a member-based social media platform for subscribers to participate in an open forum with other pro-cannabis supporters in an interactive social media platform; and, (3) Ufly, a proprietary delivery app technology for on-demand legal cannabis delivery.

For more information, please visit: www.FirstHarvestCorp.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the SEC. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimated” and “intend,” among others. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties, and assumptions. Investors should read the risk factors set forth in the Annual Report on Form 10-K filed with the SEC on June 30, 2017 and future periodic reports filed with the SEC. All of the Company’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date hereof.

Contact Information

Mike Bowdoin

(321) 283-6552

ir@firstharvestcorp.com

Hayden IR

(917) 658-7878

hart@haydenir.com